EXHIBIT 23.3

Independent Auditors’ Consent

The Partners

Radnor Investments, L.P.:

We consent to the use of our report included herein and to the reference to our firm under the heading “Experts” in the prospectus.

/s/ KPMG LLP

Philadelphia, Pennsylvania

September 29, 2003